                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 21, 2000
                                ----------------
                Date of Report (Date of earliest event reported)


                          NHANCEMENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


           Delaware                   0-21999                84-1360852
           --------                   -------                ----------
        (State or Other           (Commission File          (IRS Employer
        Jurisdiction of                Number)            Identification No.)
         Incorporation)

                                6663 Owens Drive
                          Pleasanton, California 94588
                          ----------------------------
          (Address of principal executive offices, including zip code)

                                 (925) 251-3333

              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective January 21, 2000 (the "EFFECTIVE DATE"), NHancement Technologies Inc., a Delaware corporation ("NHANCEMENT"), completed its acquisition of Trimark Incorporated, a California corporation ("TRIMARK"), pursuant to the Plan and Agreement of Reorganization (the "AGREEMENT"), dated December 10, 1999, among NHancement, Trimark, and Greg Darling and Richard Glover, the sole shareholders of Trimark (the "SHAREHOLDERS"). Under the terms of the Agreement, Trimark merged into NHancement Acquisition Corp., a newly formed California corporation and wholly-owned subsidiary of NHancement ("MERGER SUB"), with Merger Sub being the surviving corporation and a wholly-owned subsidiary of NHancement (the "REORGANIZATION"). It is anticipated that Merger Sub will be renamed NHancement Enterprise Software Solutions, Inc., dba Triad Marketing.

         Under the Agreement, NHancement agreed to issue to the Shareholders an aggregate of 750,000 shares, and warrants to purchase 250,000 shares, of unregistered, restricted NHancement Common Stock. The warrants have a term of three years and are exercisable at a warrant price equal to the average closing price of a share of NHancement Common Stock as reported on the Nasdaq SmallCap Market for the five consecutive trading days ending on December 9, 1999 (the "VALUATION DATE"). NHancement's Board of Directors determined the fair value of the Trimark business; no independent appraisal was obtained.

         NHancement has agreed to use its best efforts to qualify for registration on Form S-3 250,000 shares of the Common Stock (the "REGISTRABLE SHARES") issued to the Shareholders as soon as practicable following the Effective Date, but in no event later than June 10, 2000. Notwithstanding its obligation to register the Registrable Shares, NHancement does have the right, at its sole option , to terminate such registration obligation by irrevocably offering, on or before March 10, 2000, to purchase all of such Registrable Shares at a per share purchase price equal to the average closing price of a share of NHancement Common Stock as reported on the Nasdaq SmallCap Market for the five consecutive trading days ending on March 9, 2000, but in no event shall such purchase price be less than $1.50 per share.

         Of the remaining 500,000 shares to be issued to the Shareholders, the transfer of 250,000 shares is restricted by a lock-up agreement for a one year period following the Valuation Date and the transfer of the remaining 250,000 is restricted by a lock-up agreement for a two year period following the Valuation Date. The Agreement also provides for a subsequent adjustment to the consideration delivered to the Shareholders in the event that the average closing price of a share of NHancement Common Stock for the five consecutive trading days, ending on the last trading day immediately prior to the first anniversary and second anniversary of the Valuation Date is less than $4.00 per share. Such additional consideration may be paid, at NHancement's option, in cash or by delivery of shares of NHancement Common Stock at then current fair market value (or any combination of the foregoing). The amount of the additional consideration on each such anniversary date shall be calculated by multiplying (i) 250,000 shares (and, on the first anniversary date only, any additional registered shares still held by the Shareholders) by (ii) the lesser of (a) $4.00 minus the then current fair market value of a share of NHancement's Common Stock determined in accordance with such five day average closing price or (b) $2.50.

         In connection with the Reorganization, NHancement also entered into two year non-compete and employment agreements with the Shareholders; the other employees of Trimark will remain employed by Merger Sub, on an at-will basis, at their current salaries and on the existing terms and conditions of their employment. Employees other than the Shareholders may be issued stock options consistent with NHancement's policy for stock option grants to employees similarly situated.

         Merger Sub (formerly, Trimark) designs, develops, markets and services profile selling software products and services to corporate enterprises. The software is designed to ascertain one-to-one customer-selling opportunities based on marketing heuristics that are unique to the individual customer. The company charges a recurring fee based on usage for these services and has about 30 customers currently.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.  Not applicable.

         (b)      ProForm Financial Information. Not applicable.

         (c)      Exhibits

         EXHIBIT
         NUMBER         DESCRIPTION
         ------         -----------
         2.3            Plan and Agreement of Reorganization, dated December
                        10, 1999, by and among Trimark Incorporated
                        ("TRIMARK"), Greg Darling ("DARLING"), Richard Glover
                        ("GLOVER") and NHancement Technologies Inc. (the
                        "COMPANY").*

         2.4            Agreement of Merger, by and between NHancement
                        Acquisition Corp. ("MERGER SUB") and Trimark, filed with the Secretary of State of the State of California effective January 21, 2000.*

         4.14           Warrant, dated January 21, 2000, delivered to Glover.

         4.15           Warrant, dated January 21, 2000, delivered to Darling.

         10.56 Employment Agreement, dated as of January 21, 2000, by and between Glover and the Company.*

         10.57 Employment Agreement, dated as of January 21, 2000, by and between Darling and the Company.*

         10.58          Form of Non-Compete Agreement, dated as of January
                        21, 2000, by and among the Company, Merger Sub and each of Darling and Glover.*

_______________

* Incorporated by reference to the document bearing the same exhibit number as contained in the Company's Report on Form 8-K, as filed with the Securities and Exchange Commission on February 7, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NHancement Technologies Inc.


Date:    February 15, 2000                  By:  /s/  Douglas S. Zorn
                                               ---------------------------------
                                                 Douglas S. Zorn, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX


         EXHIBIT NUMBER             DESCRIPTION
         --------------             -----------
         2.3               Plan and Agreement of Reorganization, dated December
                           10, 1999, by and among Trimark Incorporated
                           ("TRIMARK"), Greg Darling ("DARLING"), Richard Glover
                           ("GLOVER") and NHancement Technologies Inc. (the
                           "COMPANY").*

         2.4               Agreement of Merger, by and between NHancement
                           Acquisition Corp. ("MERGER SUB") and Trimark, filed with the Secretary of State of the State of California effective January 21, 2000.*

         4.14              Warrant, dated January 21, 2000, delivered to Glover.

         4.15              Warrant, dated January 21, 2000, delivered to
                           Darling.

         10.56 Employment Agreement, dated as of January 21, 2000, by and between Glover and the Company.*

         10.57 Employment Agreement, dated as of January 21, 2000, by and between Darling and the Company.*

         10.58             Form of Non-Compete Agreement, dated as of January
                           21, 2000, by and among the Company, Merger Sub and each of Darling and Glover.*

_________________

* Incorporated by reference to the document bearing the same exhibit number as contained in the Company's Report on Form 8-K, as filed with the Securities and Exchange Commission on February 7, 2000.